Exhibit 10.7

AMENDMENT NO. 1 TO PROMISSORY NOTE

This Amendment No. 1 to Promissory Note (this “Agreement”), dated as of October 26, 2021 and effective as of September 30, 2021, by and between Genesis Growth Tech Acquisition Corp., a Cayman Islands exempted company with limited liability (the “Maker”), and Genesis Growth Tech LLC, a Cayman Islands limited liability company (the “Payee”).

WHEREAS, Maker executed and delivered a Promissory Note dated as of May 26, 2021 to Payee in the original principal amount of five hundred thousand dollars ($500,000) (the “Promissory Note”); and

WHEREAS, Maker and Payee desire to amend the Promissory Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the Maker and Payee hereby agree as follows:

1.	All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Promissory Note.

2.	Paragraph 1 of the Promissory Note is hereby deleted in its entirety and replaced with the following:

Principal. The principal balance of this Note shall be payable by the Maker on the earlier of: (i) March 31, 2022 or (ii) the date on which Maker consummates an initial public offering of its securities (the “IPO”). The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

3.	Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Promissory Note shall remain in full force and effect.

4.	This Agreement shall be binding upon and inure to the benefit of the Maker and Payee and their respective successors and assigns.

5.	This Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflict of law provisions thereof.

[signature page follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Agreement to be duly executed by the undersigned as of the day and year first above written.

Genesis Growth Tech Acquisition Corp.
a Cayman Islands exempted company

By:	/s/ Eyal Perez
Name:	Eyal Perez
Title:	Director

Acknowledged and agreed:

Genesis Growth Tech LLC
a Cayman Islands limited liability company

By:	/s/ Eyal Perez
Name:	Eyal Perez
Title:	Director